SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

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Check the appropriate box:
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[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                        Micro Component Technology, Inc.
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                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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    Items 22(a)(2) of Schedule A.
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    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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                                                                    May 21, 1996

Re:      Notice of Adjourned Annual Meeting of Stockholders

Dear Stockholder:

         The Annual Meeting of Stockholders originally scheduled for April 10, 1996, was adjourned until May 10, 1996, to allow the Company time to receive a sufficient number of proxies to approve all of the items included on the agenda. A sufficient number has now been received to elect the directors nominated for election at the meeting and to approve the Employee Stock Purchase Plan, and those items are concluded. However, a sufficient number of proxies has not been received to approve the other matters on the agenda. Accordingly, action was taken at the adjourned meeting to adjourn it further until June 28, 1996, to allow any stockholders who have not voted their shares the opportunity to do so.

         YOU ARE HEREBY NOTIFIED that the Annual Meeting of Stockholders has been adjourned until June 28, 1996, at 10:00 a.m. at the corporate offices of the Company at 3850 North Victoria Street, Saint Paul, Minnesota, for the purpose of considering and voting on the following remaining items:

         1. To approve the Stock Option Plan for Outside Directors and the reservation of 300,000 shares for issuance under the Plan.

         2. To approve amendments to the Incentive Stock Option Plan to reserve an additional 750,000 shares for issuance under the Plan.

         3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Prompt approval of the stock option plans identified above is crucial to management's efforts to attract highly qualified senior personnel and Board members.

         The directors have fixed the close of business on March 11, 1996 as the record date for the determination of stockholders entitled to notice and to vote at the meeting.

                                          Very truly yours,

                                          /s/ Roger E. Gower
                                          Roger E. Gower
                                          President and C.E.O.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ABOVE MATTERS. PLEASE VOTE IF YOU HAVE NOT DONE SO. YOUR VOTE IS IMPORTANT.